Share-Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
SHARE-BASED COMPENSATION
Long Term Incentive Plan
In November 2011, the PLC LTIP was established, which allowed for the grant of awards of up to 22,977,116 ordinary shares for long-term compensation. As of December 31, 2014, there were 18.9 million ordinary shares available for grant under the PLC LTIP. The PLC LTIP is designed to align the interests of management and shareholders. The awards can be in the form of shares, options, stock appreciation rights, restricted stock, RSUs, performance awards, and other share-based awards to the employees, directors, consultants and advisors of the Company. In 2012, 2013 and 2014, the Company awarded annual long-term grants of RSUs under the PLC LTIP to align management compensation with Delphi's overall business strategy. The Company has competitive and market appropriate share holding requirements. All of the RSUs granted under the PLC LTIP are eligible to receive dividend equivalents for any dividend paid from the grant date through the vesting date. Dividend equivalents are generally paid out in ordinary shares upon vesting of the underlying RSUs. Amounts disclosed within this note include amounts attributable to the Company's discontinued operations, unless otherwise noted.
On June 13, 2012, 51,003 RSUs granted to the Board of Directors on November 22, 2011 vested. The grant date fair value was approximately $1 million, and was determined based on the closing price of the Company’s ordinary shares on November 22, 2011. Upon settlement of the RSUs, 51,003 ordinary shares were issued to members of the Board of Directors at a fair value of approximately $1 million, of which 1,020 ordinary shares were withheld to cover the minimum U.K. withholding taxes.
On June 14, 2012, Delphi granted 64,459 RSUs to the Board of Directors at a grant date fair value of approximately $2 million. The grant date fair value was determined based on the closing price of the Company’s ordinary shares on June 14, 2012. The RSUs vested on April 24, 2013 and 64,713 ordinary shares, which included shares issued in connection with dividend equivalents, were issued to members of the Board of Directors at a fair value of approximately $3 million. 7,691 ordinary shares were withheld to cover the minimum U.K. withholding taxes.
On April 25, 2013 Delphi granted 37,674 RSUs to the Board of Directors at a grant date fair value of approximately $2 million. The grant date fair value was determined based on the closing price of the Company's ordinary shares on April 25, 2013. The RSUs vested on April 2, 2014, the day before the 2014 annual meeting of shareholders.
On April 3, 2014, Delphi granted 24,144 RSUs to the Board of Directors at a grant date fair value of approximately $2 million. The grant date fair value was determined based on the closing price of the Company's ordinary shares on April 3, 2014.
The RSUs will vest on April 22, 2015, the day before the 2015 annual meeting of shareholders.
In February 2012, Delphi granted approximately 1.88 million RSUs to its executives. These awards include a time-based vesting portion and a performance-based vesting portion. The time-based RSUs, which make up 25% of the awards for Delphi’s officers and 50% for Delphi’s other executives, will vest ratably over three years beginning on the first anniversary of the grant date. The performance-based RSUs, which make up 75% of the awards for Delphi’s officers and 50% for Delphi’s other executives, vested at the completion of a three-year performance period at the end of 2014.
In February 2013, under the time-based vesting terms of the 2012 grant, 218,070 ordinary shares were issued to Delphi executives at a fair value of $9 million, of which 78,692 ordinary shares were withheld to cover withholding taxes.
In February 2013, Delphi granted approximately 1.45 million RSUs to its executives. These awards include time and performance-based components and vesting terms similar to the 2012 awards described above, as well as continuity awards. The time-based RSUs will vest ratably over three years beginning on the first anniversary of the grant date and the performance-based RSUs will vest at the completion of a three-year performance period at the end of 2015 if certain targets are met.
In February 2014, under the time-based vesting terms of the 2012 and 2013 grants, 365,930 ordinary shares were issued to Delphi executives at a fair value of $23 million, of which 131,913 ordinary shares were withheld to cover minimum withholding taxes.
In February 2014, Delphi granted approximately 0.8 million RSUs to its executives. These awards include time and performance-based components and vesting terms similar to the 2013 awards described above. The time-based RSUs will vest ratably over three years beginning on the first anniversary of the grant date and the performance-based RSUs will vest at the completion of a three-year performance period at the end of 2016 if certain targets are met.
Any new executives hired after the annual executive RSU grant date may be eligible to participate in the PLC LTIP. Any off cycle grants made for new hires will be valued at their grant date fair value based on the closing price of the Company's ordinary shares on the date of such grant.
Each executive will receive between 0% and 200% of his or her target performance-based award based on the Company’s performance against established company-wide performance metrics, which are:

Metric	2014 Grant	2013 Grant	2012 Grant
Average return on net assets (1)	50%	50%	50%
Cumulative net income	N/A	N/A	30%
Cumulative earnings per share (2)	30%	30%	N/A
Relative total shareholder return (3)	20%	20%	20%

(1)
Average return on net assets is measured by tax-affected operating income divided by average net working capital plus average net property, plant and equipment for each calendar year during the respective performance period.

(2)	Cumulative earnings per share is measured by net income attributable to Delphi divided by the weighted average number of diluted shares outstanding for the respective three-year performance period.

(3)
Relative total shareholder return is measured by comparing the average closing price per share of the Company’s ordinary shares for all available trading days in the fourth quarter of the end of the performance period to the average closing price per share of the Company’s ordinary shares for all available trading days in the fourth quarter of the year preceding the grant, including dividends, and assessed against a comparable measure of competitor and peer group companies.

The grant date fair value of the RSUs was determined based on the closing price of the Company’s ordinary shares on the date of the grant of the award, including an estimate for forfeitures, and a contemporaneous valuation performed by an independent valuation specialist with respect to the relative total shareholder return awards. Based on the target number of awards issued for the February 2014, 2013 and 2012 grants, the fair value at grant date was estimated to be approximately $53 million, $60 million and $59 million, respectively.
A summary of activity, including award grants, vesting and forfeitures is provided below:

	RSUs	Weighted Average Grant Date Fair Value
	(in thousands)
Nonvested, January 1, 2012	51	$19.90
Granted	1,953	31.08
Vested	(51)	19.90
Forfeited	(54)	30.81
Nonvested, January 1, 2013	1,899	31.09
Granted	1,526	41.72
Vested	(285)	29.26
Forfeited	(222)	34.55
Nonvested, December 31, 2013	2,918	36.55
Granted	1,278	57.27
Vested	(1,736)	33.14
Forfeited	(186)	41.69
Nonvested, December 31, 2014	2,274	50.38

As of December 31, 2014, there were approximately 1,331 thousand performance-based RSUs, with a weighted average grant date fair value of $32.42, that were vested but not yet distributed.
Delphi recognized compensation expense of $76 million ($58 million, net of tax), $46 million ($35 million, net of tax) and $20 million ($15 million net of tax) based on the Company’s best estimate of ultimate performance against the respective targets during the years ended December 31, 2014, 2013 and 2012, respectively. Delphi will continue to recognize compensation expense, based on the grant date fair value of the awards applied to the Company’s best estimate of ultimate performance against the respective targets, over the requisite vesting periods of the awards. Based on the grant date fair value of the awards and the Company’s best estimate of ultimate performance against the respective targets as of December 31, 2014, unrecognized compensation expense on a pretax basis of approximately $69 million is anticipated to be recognized over a weighted average period of approximately 2 years. For the years ended December 31, 2014, 2013 and 2012, respectively, approximately $8 million, $3 million, and $0 million of cash was paid and reflected as a financing activity in the statements of cash flows related to the minimum statutory tax withholding for vested RSUs.
Value Creation Plan
During the second quarter of 2010, the Board of Managers approved and authorized the VCP, a long-term incentive plan designed to assist the Company in attracting, retaining, motivating and rewarding key employees of the Company and promoting the creation of long-term value. Participants were granted an award in September 2010 for the performance period ending December 31, 2012. Each individual participant’s target value was based on the participants’ level of responsibility within the Company and the country in which the participant is located. The awards cliff vested on December 31, 2012, the end of the performance period. In the event of a qualified termination, as defined in the VCP, prior to December 31, 2012, the participant would have vested in a pro-rata percentage of their award as of the termination date. For any other termination, the award would have been forfeited.
Approximately $200 million of the VCP awards were settled in cash during the year ended December 31, 2012 and approximately $31 million (including $11 million of taxes to be paid) that remained in accrued liabilities as of December 31, 2012 related to certain legal entities was paid out in the first quarter of 2013. Final settlement of the awards for Delphi's officers was comprised of a combination of cash and ordinary shares. On December 31, 2012, 717,230 ordinary shares were issued to Delphi's officers, of which 290,798 ordinary shares were withheld to cover U.S. withholding taxes. For the years ended December 31, 2014, 2013 and 2012, respectively, approximately $0 million, $11 million and $0 million of cash was paid and reflected as a financing activity in the statements of cash flows related to the minimum statutory tax withholding for the vested ordinary shares. Delphi recognized compensation expense based on estimates of the enterprise value over the requisite vesting periods of the awards. Compensation expense recognized during the years ended December 31, 2014, 2013, and 2012 totaled $0 million ($0 million, net of tax), $0 million ($0 million, net of tax) and $140 million ($112 million, net of tax), respectively.
The VCP awards were accounted for as liability awards pursuant to FASB ASC 718, Compensation-Stock Compensation. Estimating the fair value of the liability awards under the VCP required assumptions regarding the Company’s enterprise value. Prior to public quoted market prices for averages to determine fair value estimates for the VCP, the fair market value of the liability awards was based on contemporaneous valuations performed by an independent valuation specialist, utilizing generally accepted valuation approaches.
Significant Factors, Assumptions and Methodologies Used in Estimating Fair Value of Enterprise Value for VCP Awards
The estimated fair value of the liability awards under the VCP were based on contemporaneous valuations performed periodically by an independent valuation specialist. The VCP valuation utilized appropriate weighting of the market and income approaches.
Market Approach: The market approach measures the value of a company through analysis of recent sales or offerings of comparable companies. Based on analysis of guideline public companies and guideline merged or acquired companies, Delphi utilized 2010 EBITDA and 2011 EBITDA multiples of 4.5x-6.25x to value the VCP awards in periods prior to the completion of the initial public offering.
In addition to the guideline public company and guideline merged or acquired company approaches, the Company considered the trading price of its Class B membership interests by qualified institutional investors in determining the enterprise value of the Company in periods prior to the completion of the initial public offering.
Income Approach: The income approach derives the value of a company based on assumptions about the company’s future stream of cash flows. Delphi provided its independent valuation specialist with projected net sales, expenses and cash flows for the years ended December 31, 2010, 2011, 2012 and 2013 for the VCP awards. These financial projections represented management’s best estimate at the time of the contemporaneous valuations. Discount rates used to determine the present value of future cash flows were based on the weighted average cost of capital, which ranged from 11.6%-13.7%.